                                                                     Exhibit 32

                              FIRST M & F CORPORATION

                                CERTIFICATION UNDER
                   SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of First M & F Corporation (the "Company")
on Form 10-Q for the period ended September 30, 2003 as filed with Securities and
Exchange Commission on the date hereof (the "Report"), I, Hugh S. Potts, Jr., Chief
Executive Officer of the Company, certify, to the best of my knowledge and belief, pursuant to 18 U.S.C.ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley
Act of 2002, that:

   A. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   B. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

DATE: November 13, 2003                    BY:   /s/ Hugh S. Potts, Jr.
                                             ----------------------------------
                                                 Hugh S. Potts, Jr.
                                                 Chairman and
                                                 Chief Executive Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to First M & F Corporation, and will be retained by First M & F Corporation, and furnished to the Securities and
Exchange Commission or its staff upon request.

                              FIRST M & F CORPORATION

                                CERTIFICATION UNDER
                   SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of First M & F Corporation (the "Company")
on Form 10-Q for the period ended September 30, 2003 as filed with Securities and
Exchange Commission on the date hereof (the "Report"), I, Robert C. Thompson, III,
Chief Financial Officer of the Company, certify, to the best of my knowledge and belief, pursuant to 18 U.S.C.ss. 1350, as adopted pursuant to ss. 906 of the
Sarbanes-Oxley Act of 2002, that:

   C. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   D. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

DATE: November 13, 2003                 BY:   /s/ Robert C. Thompson, III
                                             ----------------------------------
                                              Robert C. Thompson, III
                                              Executive Vice President and
                                              Chief Financial Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to First M & F Corporation, and will be retained by First M & F Corporation, and furnished to the Securities and
Exchange Commission or its staff upon request.